CONVERTIBLE DEBENTURES (Details) - Fair value of the Convertible - Convertible Debenture Warrant [Member]	Jan. 25, 2013 USD ($) $ / shares shares
Assumption for Fair Value as of Balance Sheet Date of Assets or Liabilities that relate to Transferor's Continuing Involvement [Line Items]
Stock price on valuation date (in Dollars per share)	$ 5.25
Exercise price (in Dollars per share)	$ 7.50
Stock premium for liquidity	38.00%
Term (years)	3 years
Warrant exercise trigger price	41.00%
Expected volatility	95.00%
Weighted average risk-free interest rate	0.40%
Number of warrants (in Shares) | shares	5,882,745
Aggregate fair value (in Dollars) | $	$ 370,000